UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 14, 2009
________________________

NUTRACEA
(Exact Name of Registrant as Specified in Charter)
________________________

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 N. 40th Street, Suite 400 Phoenix, AZ	85018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 14, 2009, NutraCea appointed James C. Lintzenich as interim principal financial officer and interim chief accounting officer.

Mr. Lintzenich, 55, has served as NutraCea’s interim Chief Executive Officer since March 2009 and as director since October 2005. Mr. Lintzenich has been a director of The RiceX Company, a subsidiary of NutraCea, since June 2003.  From August 2000 to April 2001, Mr. Lintzenich served as President and Chief Operating Officer of SLM Corporation (Sallie Mae), an educational loan institution. From December 1982 to July 2000, Mr. Lintzenich held various senior management and financial positions including Chief Executive Officer and Chief Financial Officer of USA Group, Inc., a guarantor and servicer of educational loans. Mr. Lintzenich currently serves on the Board of Directors of the Lumina Foundation for Education.

Mr. Lintzenich, as a director of NutraCea, is entitled to receive options to purchase NutraCea’s common stock as described in Item 8.01 below.

Item 8.01	Other Events

On August 14, 2009, NutraCea’s board of directors increased the authorized number of directors from seven to nine.  NutraCea currently has six directors.  The board of directors also approved a modification to the directors’ compensation for the 2009 calendar year.  Pursuant to the modified plan, directors will receive options to purchase NutraCea common stock in lieu of cash compensation.  Each director will receive an option to purchase 15,000 shares of NutraCea common stock for each calendar quarter served to be granted at the end of each quarter and to vest immediately.  In addition to the compensation above, the chairman of the board and each committee chairman will receive an option to purchase 9,375 and 3,000 shares of NutraCea common stock, respectively, for each calendar quarter served in 2009 to be granted at the end of each quarter and to vest immediatley.  Mr. Lintzenich, as an employee director of NutraCea, will be entitled to one-half of the options as described above.

On August 14, 2009, NutraCea granted to each director options equal to the amount of compensation owed to each director for the first and second quarters of 2009 pursuant to the modified plan.

A copy of NutraCea’s press release issued on August 19, 2009 announcing the increase in the number of directors and the modification of directors’ compensation is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 19, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

Date: August 19, 2009	By:	/s/ James C. Lintzenich
James C. Lintzenich
Chief Executive Officer
(Duly Authorized Officer)